                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                          IMPERIAL PETROLEUM, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[X] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

              [IMPERIAL PETROLEUM, INC. LETTERHEAD APPEARS HERE]


                                OCTOBER 4, 1996



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Imperial Petroleum, Inc. (the "Company") which will be held on Thursday, November 21, 1996 at 10:00 a.m. at the Company's offices, 100 NW Second Street, Suite 312, Evansville, Indiana 47708.

     The formal notice of the Annual Meeting and Proxy Statement have been made a part of this invitation.

     After reading the Proxy Statement, please mark, date, sign and return the enclosed Proxy as soon as possible in the envelope provided. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

     The Board of Directors and management look forward to seeing you at the meeting.


                                Very Truly Yours,

                                /s/ Jeffrey T. Wilson

                                Jeffrey T. Wilson
                                Chairman, President and
                                Chief Executive Officer


Encls.

                           IMPERIAL PETROLEUM, INC.

                             100 NW Second Street
                                   Suite 312
                           Evansville, Indiana 47708
                                (812-424-7948)

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held November 21, 1996

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Imperial Petroleum, Inc. (the 'Company" or "Imperial") will be held at the Company's offices, 100 NW Second Street, Suite 312, Evansville, Indiana 47708, on Thursday, November 21, 1996 at 10:00 a.m., local time. A Proxy and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.  The election of three directors;
     2. A proposal to ratify the selection of Briscoe & Burke as independent public accountants for 1996;
     3.  A reverse split of the company's capital stock of  1 for 6.
     4. Such other matters as may properly come before the Meeting or any adjournments thereof.

     The close of business on September 10, 1996, has been fixed as the record date for determining Stockholders of the Company entitled to notice of and to vote at the Meeting or any postponement or adjournment thereof. For a period of at least ten days prior to the Meeting, a complete list of Stockholders entitled to vote at the Meeting shall be open to examination by any Stockholder during ordinary business hours at the offices of the Company, 100 NW Second Street, Suite 312, Evansville, Indiana 47708.

     Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

     We hope that you will use this opportunity to take an active part in the affairs of your Company by voting on the business to come before the Meeting either by executing and returning the enclosed proxy or by casting your vote in person at the Meeting. The granting of a proxy will not affect your right to vote in person should you decide to attend the Meeting.

     IF YOU DO NOT EXPECT TO ATTEND IN PERSON, PLEASE PROMPTLY DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS. A PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. IF A STOCKHOLDER RECEIVES MORE THAN ONE PROXY BECAUSE HE OR SHE OWNS SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE COMPLETED AND RETURNED.

                               By Order of the Board of Directors

                                   /s/ Stacey D. Smethers

                                   Stacey D. Smethers
                                       Secretary

Evansville, Indiana
October 4, 1996

                           IMPERIAL PETROLEUM, INC.

                             100 NW Second Street
                                   Suite 312
                           Evansville, Indiana 47708


                                PROXY STATEMENT
                                      For
                        ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held November 21, 1996

     This Proxy Statement is being first mailed on October 4, 1996 to Stockholders of record on September 10, 1996 of Imperial Petroleum, Inc., a Nevada corporation (the "Company" or "Imperial"), by the Board of Directors to solicit proxies (the "Proxies') for use at the Annual Meeting of Stockholders (the "Meeting') to be held at the Company's offices, 100 NW Second Street, Suite 312, Evansville, Indiana, on Thursday, November 21, 1996, at 10:00 a.m., local time, or at such other time and place to which the Meeting may be postponed or adjourned.

      The purpose of the Meeting is to consider and act upon (i) the election of three directors; (ii) a proposal to ratify the selection of Briscoe & Burke as the Company's independent public accountants for 1996; (iii) a reverse split of the company's capital stock of 1 for 6; and (iv) such other matters as may properly come before the Meeting or any adjournments thereof.

     All shares represented by valid Proxies, unless the stockholder otherwise specifies, will be voted FOR (i) the election of the three persons named under "Proposal I -- Election of Directors" as nominees for election as directors of the Company; (ii) the proposal to ratify the selection of Briscoe & Burke as the Company's independent public accountants for 1996; (iii) the proposal to reverse split the company's capital stock of 1 for 6; and (iv) at the discretion of the Proxy holders with regard to any other matter that may properly come before the Meeting or any postponements or adjournments thereof. Where a stockholder has appropriately specified how a Proxy is to be voted, it will be voted accordingly.

     A Proxy may be revoked at any time by providing written notice of such revocation to the Company c/o Interwest Transfer Company, 1981 East, 4800 South, Suite 100, Salt Lake City, Utah 84117, which notice must be received prior to 5:00 p.m., local time, November 14, 1996. If notice of revocation is not received by such date, a stockholder may nevertheless revoke a Proxy if he attends the Meeting and desires to vote in person.

                       RECORD DATE AND VOTING SECURITIES

     The record date for determining stockholders entitled to vote at the Meeting was the close of business on September 10, 1996 (the "Record Date"), at which time the Company had issued and outstanding approximately 31,426,841 shares of Common Stock, $.001 par value ("Common Stock"), each share of which is entitled to one vote per share with respect to each matter to be acted upon at the Meeting. The Common Stock constitutes the only outstanding voting securities of the Company entitled to be voted at the Meeting.

                               QUORUM AND VOTING

       The presence at the Meeting, in person or by Proxy, of the holders of a majority of the outstanding Common Stock is necessary to constitute a quorum. Each share of Common Stock represented at the Meeting, in person or by Proxy, will be counted toward a quorum. Each share of Common Stock is entitled to one vote with respect to each matter to be voted on at the Meeting. The affirmative vote of a majority of the issued and outstanding shares of the Common Stock present in person or by proxy at the Meeting is required for the election of directors and for the ratification of the appointment of the independent public accountants. Abstentions from voting will be treated as shares that are present for purposes of determining a quorum and for purposes of determining whether the requisite number of affirmative votes are received on any matters submitted to the stockholders for a vote. If a broker indicates on the Proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present with respect to that matter, however, they will be treated as shares that are present for purposes of determining a quorum.

                      PROPOSAL I -- ELECTION OF DIRECTORS

      There are three directors to be elected for one-year terms expiring at the Company's Annual Meeting of Stockholders in 1997 or at such time as their successors have been elected and qualified. It is intended that the names of the persons indicated below will be placed in nomination. Each of the nominees has indicated his willingness to serve as a member of the Board of Directors if elected. However, in case any nominee shall become unavailable for election to the Board of Directors for any reason not presently known or contemplated, the Proxy holders will have discretionary authority in that instance to vote the Proxy for a substitute.

      Approval of the proposal to elect the three nominees to serve as directors requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by Proxy, at the Meeting. The Board of Directors recommends a vote "FOR" the following nominees.

      The nominees (the "Nominees") are as follows:

      Jeffrey T. Wilson, age 43, has been a director, Chairman of the Board and
      ------------------
 Chief Executive Officer of the Company since August 1993. Mr. Wilson became President of the Company in August 1993. Mr. Wilson has been Chairman and Chief Executive Officer of LaTex Resources, Inc., an affiliate of the Company, since December 1991. Mr. Wilson was a director and Executive Vice President of Vintage Petroleum, Inc. ("Vintage") from May 1990 to July 1991. He was Vice President--Production of Vintage from January 1984 to May 1990 and Manager-Acquisitions of Vintage from May 1983 to January 1984. From August 1980 to May 1983, Mr. Wilson was an engineer with Netherland, Sewell & Associates, Inc., a petroleum engineering consulting firm, where his assignments included annual reserve appraisals, reserve acquisition appraisals and field studies. From May 1975 to August 1980, he gained experience in the oil and gas industry with Exxon Company USA in various engineering and supervisory capacities in the Louisiana and South Texas areas. Mr. Wilson holds a Bachelor of Science Degree in Mechanical Engineering from the Rose-Hulman Institute of Technology.

      Malcolm W. Henley, age 44, has been Vice President  of the Company since
      ------------------
 July 1996. Mr. Henley was elected to the Company's Board of Directors in September 1995. Mr. Henley has been President, Chief Executive and Chief Operating Officer of an affiliate of the Company, ENPRO, Inc. since August, 1984. From 1981 to 1984, Mr. Henley served as Manager of Operations for a natural gas pipeline company subsidiary of Champlin Petroleum (now Union Pacific Resources). From 1976 to 1979 he served as Vice President and General Manager of Utilities Pipeline Company and between 1975 and 1976 held various positions with Continental Oil Company. Mr. Henley has a Bachelor of Arts Degree in Business Administration from Oklahoma State University and an Associates Degree in Petroleum Land Technology from Tulsa Junior College.

     Stacey D. Smethers, age 27,  has been Secretary of the Company since
     ------------------
September 1995. Ms. Smethers has been Executive Assistant to the President of Enpro, Inc. from August 1992 to the present. Ms. Smethers has more than seven years of varied experience in the oil and gas industry. Her areas of concentration include marketing, administration and petroleum land management.

     Each director is elected for a period of one year at the Company's Annual Meeting of Stockholders and serves until his successor is duly elected. Directors who are not officers of the Company receive no cash compensation for their services. Officers are elected by and serve at the will of the Board of Directors. There are no family relationships between any director, officer or person nominated or chosen to become a director or officer and any other such person.

     The business of the Company is managed under the direction of the Board of Directors. The Board meets from time to time during its fiscal year as necessary to review significant developments affecting the Company and to act on matters requiring Board approval. The Board of Directors met two times during the fiscal year ended July 31, 1995 at which directors' meetings all directors were present . The Board of Directors also acted by unanimous written consent two times during the fiscal year ended July 31, 1995.

     The Board of Directors has not established an audit, compensation or any other committee.


    PROPOSAL II -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

     The Board of Directors has appointed Briscoe & Burke as the independent auditor of the Company for the fiscal year ending July 31, 1996. Briscoe & Burke (formerly Briscoe Robinson Co.) has been the independent auditor of the Company for each of the last two fiscal years. A proposal will be presented at the Meeting asking the Stockholders to ratify the appointment of Briscoe & Burke as the Company's independent auditors.

     The affirmative vote of a majority of the shares present in person or by proxy at the Meeting and entitled to vote is required for the adoption of the proposal to ratify the selection of Briscoe & Burke as the Company's independent auditors for 1996. The Board of Directors recommends a vote 'FOR" the ratification of Briscoe & Burke as the independent auditor for 1996.


       A representative of Briscoe Robinson Co. will be available at the Meeting. Such representative will be given the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

        PROPOSAL III---  REVERSE SPLIT OF CAPITAL STOCK 1 FOR 6


       The Board of Directors has approved a reverse split of the Company's capital stock in the amount of 1 share for 6 shares and seeks a ratification of the reverse split by an affirmative vote of the shareholders. The Board deems the reverse split advisable at this time prior to seeking an active trading market in the Company's common stock. The Board of Directors is of the opinion that the current price per share of the Company's common stock has a tendency to diminish the effective marketability of such stock because of the reluctance of many leading brokerage firms to recommend lower-priced stocks to their clients. Additionally, the policies and practices of a number of brokerage houses tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of such policies and practices pertain to the payment of broker's commissions and to time consuming procedures that operate to render the handling of lower-priced stocks unattractive to brokers from an economic perspective. The structure of trading commissions also tends to have an adverse impact upon the holders of lower-priced stocks because the brokerage commission payable on the sale of a lower-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher-priced stock. A proposal will be presented at the Meeting asking the Stockholders to ratify the reverse stock split of 1 for 6.

       The affirmative vote of a majority of the shares present in person or by proxy at the Meeting and entitled to vote is required for the adoption of the proposal to ratify the reverse stock split of 1 for 6. The Board recommends a vote "FOR" the ratification of the reverse stock split.

                PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

      As of September 10, 1996, the Company had 31,426,841 issued and outstanding shares of Common Stock. The following table sets forth, as of September 10, 1996, the number and percentage of shares of Common Stock of the Company owned beneficially by (i) each director and Nominee of the Company,
 (ii) each officer of the Company named in the Summary Compensation Table included elsewhere in this Proxy Statement, (iii) all directors and executive officers of the Company as a group, and (iv) each person known to the Company to own of record or beneficially more than 5% of the Company's Common Stock. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to the shares indicated. As of September 10, 1996, the Company had 557 holders of Common Stock of record.

           Name of                Number of Shares
     Beneficial Owner (1)       Beneficially Owned  Percent of Class (1)

  Jeffrey T. Wilson (2)                 11,250,987                35.80%

  Malcolm W. Henley (2)                    305,985                 0.98%

 Stacey D. Smethers  (2)                    10,000                 0.03%

LaTex Resources, Inc. (3)                3,798,730                 12.1%

  All Executive Officers and            11,566,972                34.81%
  Directors as a group
      (3 persons)

(1) Based upon 31,426,841 issued and outstanding shares of Common Stock at September 10, 1996. Shares of Common Stock which an individual has the right to acquire within 60 days pursuant to the exercise of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group shown in the table.

(2) The mailing address of Messrs. Wilson and Henley and Ms. Smethers is 100 NW Second Street, Evansville, Indiana 47708. Wilson, Henley and Smethers own 23.06%, 2.79% and 0% of LaTex Resources, Inc. Each individual's ownership of shares in the Company is adjusted to include shares owned by LaTex.

(3) The mailing address of LaTex Resources, Inc. is 4200 East Skelly Drive, Suite 1000, Tulsa, Oklahoma 74135.

                              EXECUTIVE OFFICERS


     The executive officers of the Company, their ages, positions held with the Company and length of time in such positions are set forth below. All executive officers serve until their successors are elected and qualified. There are no family relationships between or among any of the named individuals. There are no arrangements or understandings between any of the named individuals and any other person or persons pursuant to which any of the named individuals are to be elected as officers.

Officer
Since           Name            Age        Position
-------         ----            ---        --------

1993       Jeffrey T. Wilson    43         Director, Chairman of the
                                           Board of Directors, President and
                                           Chief Executive Officer

1996       Malcolm W. Henley    44         Vice President and
                                           Director

1996       Stacey D. Smethers   27         Secretary



 A description of the business experience of each of the executive officers listed above during the past five years is set forth above under the heading "Election of Directors.'

                            MANAGEMENT COMPENSATION

Summary Compensation

     The table below sets forth, in summary form, (1) the compensation paid, for the years shown, to Jeffrey T. Wilson, the Company's Chairman of the Board, President and Chief Executive Officer, and the other executive officers of the Company serving as executive officers on July 31, 1995 (the "Named Officers");
(2) the stock options and stock appreciation rights granted to the Named Officers for the years shown; and (3) long-term payouts and other compensation to the Named Officers for the years shown.



                          SUMMARY COMPENSATION TABLE

                                           ANNUAL COMPENSATION                      LONG TERM COMPENSATION
                                           -----------------------------------      ---------------------------------------------
                                                                                    RESTRICTED
                                                                   OTHER ANNUAL       STOCK
NAME AND PRINCIPAL                               SALARY    BONUS   COMPENSATION       AWARDS      OPTIONS   PAYOUTS   COMPENSATION
POSITION                                   YEAR    (S)      $          ($)(I)                       SARS (#)   ($)        ($)
----------------------------------------------------------------------------------------------------------------------------------
Jeffrey T. Wilson,                         1995  100,000*   -
Chairman and Chief                         1994   79,167*   -
Executive Officer                          1993        -    -

Malcolm W. Henley                          1995        -    -
Vice President                             1994        -    -
                                           1993        -    -



*accrued


(1) None of the executive officers listed received perquisites or other personal benefits that exceeded the lesser of $50,000 or 10 percent of the salary and bonus for such officers.


 OPTION GRANTS AND OTHER COMPENSATION

       During the year ended July 31, 1995 (I) other than set forth above, no restricted stock awards were granted, (ii) no stock options or stock appreciation rights were granted, (iii) no options or stock appreciation rights were exercised, and (iv) no awards under any long-term incentive plan were made to any of the Named Officers.



EMPLOYMENT AGREEMENTS

     The Company has no employment agreements with any of its officers or
employees.  All officers of the Company devote only  a limited amount of   their
entire business time and energies to the Company at present.

EXECUTIVE COMPENSATION

      The Company is engaged in a highly competitive industry. In order to succeed, the Company believes it must be able to attract and retain qualified executives. To achieve this objective and in view of the Company's limited capital resources at the present time, the Company has structured an executive compensation system incorporating the issuance of common stock purchase warrants tied to operating performance that the Company believes has and will enable it to attract and retain key employees.

     To date, the Company's primary method of attracting and retaining key employees has been the payment of salaries which it believes to be competitive. Additionally, in order to achieve the Company's goals, the Company's executive compensation policies integrate annual base compensation with bonuses, stock options, stock appreciation rights and restricted stock awards and awards of common stock purchase warrants. Compensation through stock options, stock appreciation rights and awards of restricted stock is designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long-term success of the Company.

     Chief Executive Officer's Compensation for Fiscal 1995.  The Company's
     ------------------------------------------------------
Chief Executive Officer, Jeffrey T. Wilson, receives an annual base salary of $100,000 which in view of the Company's limited capital resources at present is accrued.


Stock Performance Graph

     The following graph compares the yearly percentage change in the cumulative total Stockholder return on the Company's Common Stock during the five fiscal years ended July 31, 1995 with the cumulative total return on the S&P 500 Index and the S&P Oil & Gas Drilling Index. The comparison assumes $100 was invested on July 31, 1990 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

                             [GRAPH APPEARS HERE]







                                  July 31,

            1990      1991     1992      1993     1994     1995

Imperial    $100.00   $100.00  $100.00   $100.00  $100.00  $100.00
(1)(2)

S&P 500     $100.00   $112.76  $127.18   $138.29  $145.42  $183.39

S&P Oil     $100.00   $ 70.46  $ 64.34   $ 87.32  $ 76.20  $ 73.48
and Gas
Drilling

                                Source: S&P Compustat Services, Inc.


(1) Prior to August 1993, the Company was a substantially inactive public company. In August 1993, control of the Company was acquired by Jeffrey T. Wilson and James G. Borem in connection with the acquisition by the Company (the 'Ridgepointe Exchange Transaction") of their shares of Ridgepointe Mining Company ("Ridgepointe"), representing 100% of Ridgepointe's issued and outstanding shares, in exchange for a total of 12,560,730 newly issued shares of the Company's Common Stock, representing approximately 59.59% of the

Company's resulting issued and outstanding Common Stock. Following the Ridgepointe Exchange Transaction, the Company resumed active operations in the mining business through Ridgepointe, which, as a result of the Ridgepointe Exchange Transaction, had become a wholly-owned subsidiary of the Company The trading market in the Company's common stock continues to be inactive.


(2) Prices used for Imperial Petroleum, Inc. are the average of the closing bid and closing asked price when available. Otherwise, an average of the high and low bid and asked prices were used. if price information was not available on a certain date, the closest available date was used. Only very sporadic trading activity has been reported during the period shown.



 CERTAIN TRANSACTIONS AND RELATIONSHIPS

     At July 31, 1995, the Company, was indebted to Jeffrey T. Wilson, the Chairman and CEO, in the aggregate principal amount of $273,510 pursuant to unsecured promissory notes due on demand and each bearing interest at the rate of 8% per year. The Company also is indebted to Mr. Wilson, in the form of accrued but unpaid salary in the amount of $174,435.

     At July 31, 1995, the Company had unsecured notes payable totaling $580,150 to LaTex Resources, Inc., an affiliate of the Company.

     Certain officers and directors of the Company are officers and directors of LaTex Resources, Inc. which is also engaged in the oil and gas business. As a result there may exist conflicts of interest between the operation of each of the companies.

     LaTex Resources, Inc., an affiliate of the Company, owns 3,798,730 shares of the common stock of the Company representing approximately 12% of the Company's issued and outstanding common stock. The Company's wholly-owned subsidiary, Ridgepointe Mining Company, owns gold and copper mining claims in Arizona and participates in a joint venture to explore and develop certain gold
mining claims in Mexico.  Through October 31, 1995,  LaTex had   invested
$1,074,775 in the Company, consisting primarily of loans for operating capital.



                            SECTION 16 REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership on Form 3 and reports of changes in ownership on Forms 4 and 5 with the Securities and Exchange Commission (the 'SEC") and the National Association of Securities Dealers ("NASD"). Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based upon a review of Form 3, 4 and 5 filings made by the Company's current officers and directors during the fiscal year ended July 31, 1995 under
Section 16(a) of the Exchange Act, the Company believes that all requisite filings under Section 16(a) of the `34 Act have been filed timely.

                             STOCKHOLDER PROPOSALS

     Stockholders may submit proposals on matters appropriate for Stockholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be considered for inclusion in the Proxy Statement and Proxy relating to the 1997 Annual Meeting of Stockholders, such proposals must be received by the Company not later than October 24, 1996. Such proposals should be directed to Imperial Petroleum, Inc., 100 NW Second Street, Suite 312, Evansville, Indiana 47708.
Attention:  President.

                                OTHER BUSINESS

     The Board of Directors knows of no matter other than those described herein that will be presented for consideration at the Meeting. However, should any other matters properly come before the Meeting or any adjournment thereof, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment in the interest of the Company.

                                 MISCELLANEOUS

     All costs incurred in the solicitation of Proxies will be borne by the Company. In addition to the solicitation by mail, officers and employees of the Company may solicit Proxies by telephone, telegraph or personally, without additional compensation. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

                          ANNUAL REPORT ON FORM 10-K

 The Company's Annual Report to Stockholders for the fiscal year ended July 31, 1995, which includes financial statements (the "Annual Report'), accompanies this Proxy Statement. The Annual Report is not to be considered part of this Proxy Statement.


                       By Order of the Board of Directors


                              /s/  STACEY D. SMETHERS
                               Stacey D. Smethers
                                   Secretary
Evansville, Indiana
October 4, 1996

                           IMPERIAL PETROLEUM, INC.
                       ANNUAL MEETING NOVEMBER 21, 1996
P

R   The undersigned having received the notice and accompanying Proxy
    Statement for said meeting hereby appoints Jeffrey T. Wilson Proxies
O   to vote at the Annual meeting of Stockholders to be held November
    November 21, 1996, at 10:00 a.m., local time at  the offices of the
X Company at 100 NW Second Street, Suite 312, Evansville, Indiana and at any adjournment thereof all shares of common stock of Imperial Petroleum, Inc.
Y which the undersigned may be entitled to vote. The above proxies are hereby instructed to vote as shown on the reverse side of this card.

    ELECTION OF DIRECTORS, NOMINEES:

    Jeffrey T. Wilson, Malcolm W. Henley and Stacey D. Smethers

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER,WHERE AUTHORITY TO VOTE IS NOT WITHHELD OR WHERE THE PROXY IS NOT DIRECTED TO VOTE AGAINST OR ABSTAIN FROM VOTING, THIS PROXY WILL BE VOTED IN FAVOR OF THE FOREGOING PROPOSALS.

    The undersigned hereby acknowledges receipt of the Proxy Statement dated September 30, 1996.

    If this Proxy is not dated in the space provided on the reverse side it will be deemed to bear the date on which it is mailed to the stockholder.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                            THE ENCLOSED ENVELOPE.

[X]  PLEASE MARK YOUR                           SHARES IN YOUR NAME
     VOTES AS IN THIS
     EXAMPLE.

                        FOR           WITHHELD

1. ELECTION OF          [_]             [_]
   DIRECTORS
   (SEE REVERSE)

__________________________________
FOR, EXCEPT AS MARKED TO THE CONTRARY ABOVE

                                                       FOR    AGAINST   ABSTAIN
2. PROPOSAL TO RATIFY THE  SELECTION OF BRISCOE        [_]      [_]       [_]
   & BURKE AS INDEPENDENT PUBLIC ACCOUNTANTS
   FOR 1996.

3. PROPOSAL TO APPROVE A  1  FOR  6  REVERSE STOCK     [_]      [_]       [_]
   SPLIT.

4. IN THEIR DISCRETION, UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.



SIGNATURE(S) ____________________________________   DATE ________________

SIGNATURE(S) ____________________________________   DATE ________________

IMPORTANT: PLEASE DATE THIS PROXY AND SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE HELD IN JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.